Exhibit 99.1

News Release

Kimco Realty® Announces Pricing of $500 Million Aggregate Principal Amount of 6.400% Notes due 2034

JERICHO, N.Y., October 2, 2023 – Kimco Realty Corporation (NYSE: KIM) (the “Company”) today announced that its subsidiary, Kimco Realty OP, LLC (“Kimco OP” and, together with the Company, “Kimco”), has priced a public offering of $500 million aggregate principal amount of 6.400% notes due 2034 (the “notes”) with an effective yield of 6.456%, maturing March 1, 2034. The notes will be fully and unconditionally guaranteed by the Company. The offering is expected to settle on October 12, 2023, subject to the satisfaction of customary closing conditions.

Kimco intends to use the net proceeds from the offering for general corporate purposes, including, but not limited to, funding for suitable investments and redevelopment opportunities and the repayment of outstanding indebtedness at or in advance of maturity.

Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, TD Securities (USA) LLC, BofA Securities, Inc., Mizuho Securities USA LLC and Scotia Capital (USA) Inc. served as joint book-running managers in connection with the offering.  BNY Mellon Capital Markets, LLC, Regions Securities LLC and Truist Securities, Inc. served as senior co-managers in connection with the offering. Barclays Capital Inc., BMO Capital Markets Corp., BNP Paribas Securities Corp., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, PNC Capital Markets LLC and U.S. Bancorp Investments, Inc. served as co-managers in connection with the offering.

The offering of the notes is being made pursuant to an effective shelf registration statement, base prospectus and related prospectus supplement. Copies of the base prospectus and prospectus supplement, when available, may be obtained by contacting Wells Fargo Securities, LLC collect at 1-800-645-3751, Morgan Stanley & Co. LLC at 1-866-718-1649, RBC Capital Markets, LLC at 1-866-375-6829 and TD Securities (USA) LLC at 1-855-495-9846. Investors may also obtain these documents for free by visiting EDGAR on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About Kimco Realty®

Kimco Realty® (NYSE:KIM) is a real estate investment trust (REIT) headquartered in Jericho, N.Y. that is North America’s largest publicly traded owner and operator of open-air, grocery-anchored shopping centers, including mixed-use assets. The Company’s portfolio is primarily concentrated in the first-ring suburbs of the top major metropolitan markets, including those in high-barrier-to-entry coastal markets and rapidly expanding Sun Belt cities, with a tenant mix focused on essential, necessity-based goods and services that drive multiple shopping trips per week. Kimco Realty is also committed to leadership in environmental, social and governance (ESG) issues and is a recognized industry leader in these areas. Publicly traded on the NYSE since 1991, and included in the S&P 500 Index, the Company has specialized in shopping center ownership, management, acquisitions, and value enhancing redevelopment activities for more than 60 years. As of June 30, 2023, the Company owned interests in 528 U.S. shopping centers and mixed-use assets comprising 90 million square feet of gross leasable space. For further information, please visit www.kimcorealty.com.
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500 North Broadway, Suite 201 | Jericho, NY 11753 | (833) 800-4343	kimcorealty.com

News Release

Safe Harbor Statement

This news release contains certain “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with the safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “believe,” “expect,” “intend,” “commit,” “anticipate,” “estimate,” “project,” “will,” “target,” “plan”, “forecast” or similar expressions. Forward-looking statements regarding us and RPT Realty (“RPT”), include, but are not limited to, statements related to the proposed acquisition by us of RPT (the “RPT Mergers”) and the anticipated timing and benefits thereof and other statements that are not historical facts.  These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which, in some cases, are beyond our and RPT’s control and could materially affect actual results, performances or achievements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to, those discussed under the caption “Risk Factors” and elsewhere in the Company’s and Kimco OP’s Annual Report on Form 10-K for the year ended December 31, 2022, as well as the following additional factors: (i) our and RPT’s ability to complete the proposed RPT Mergers on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary RPT shareholder approval and satisfaction of other closing conditions to consummate the proposed RPT Mergers, (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed RPT Mergers, (iii) risks related to diverting the attention of our and RPT’s management from ongoing business operations, (iv) failure to realize the expected benefits of the proposed RPT Mergers, (v) significant transaction costs and/or unknown or inestimable liabilities, (vi) the risk of shareholder litigation in connection with the proposed RPT Mergers, including resulting expense or delay, (vii) the ability to successfully integrate the operations of Kimco and RPT following the closing of the transaction and the risk that such integration may be more difficult, time-consuming or costly than expected, (viii) risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the proposed RPT Mergers, (ix) effects relating to the announcement of the proposed RPT Mergers or any further announcements or the consummation of the proposed RPT Mergers on the market price of the Company’s common stock or RPT’s common shares or on each company’s respective relationships with tenants, employees and third-parties, (x) the ability to attract, retain and motivate key personnel, (xi) the possibility that, if we do not achieve the perceived benefits of the proposed RPT Mergers as rapidly or to the extent anticipated by financial analysts or investors, the market price of the Company’s common stock could decline, (xii) general adverse economic and local real estate conditions, (xiii) the impact of competition, (xiv) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business, (xv) the reduction in income in the event of multiple lease terminations by tenants or a failure of multiple tenants to occupy their premises in a shopping center, (xvi) the potential impact of e-commerce and other changes in consumer buying practices, and changing trends in the retail industry and perceptions by retailers or shoppers, including safety and convenience, (xvii) the availability of suitable acquisition, disposition, development and redevelopment opportunities, the costs associated with purchasing and maintaining assets and risks related to acquisitions not performing in accordance with our expectations, (xviii) the ability to raise capital by selling assets, (xix) disruptions and increases in operating costs due to inflation and supply chain issues, (xx) risks associated with the development of mixed-use commercial properties, including risks associated with the development, and ownership of non-retail real estate, (xxi) changes in governmental laws and regulations, including, but not limited to changes in data privacy, environmental (including climate change), safety and health laws, and management’s ability to estimate the impact of such changes, (xxii) valuation and risks related to joint venture and preferred equity investments and other investments, (xxiii) valuation of marketable securities and other investments, including the shares of Albertsons Companies, Inc. common stock held by the Company, (xxiv) impairment charges, (xxv) criminal cybersecurity attacks disruption, data loss or other security incidents and breaches, (xxvi) impact of natural disasters and weather and climate-related events, (xxvii) pandemics or other health crises, such as COVID-19, (xxviii) the ability to attract, retain and motivate key personnel, (xxix) financing risks, such as the inability to obtain equity, debt or other sources of financing or refinancing on favorable terms or at all, (xxx) the level and volatility of interest rates and management’s ability to estimate the impact thereof, (xxxi) changes in the dividend policy for the Company’s common and preferred stock and the Company’s ability to pay dividends at current levels, (xxxii) unanticipated changes in the intention or ability to prepay certain debt prior to maturity and/or hold certain securities until maturity, (xxxiii) the ability of each of the Company and RPT to continue to maintain its status as a REIT for U.S. federal income tax purposes and potential risks and uncertainties in connection with their respective structures and (xxxiv) the other risks and uncertainties affecting us, including those described from time to time under the caption “Risk Factors” and elsewhere in the Company’s and Kimco OP’s SEC filings and reports, including the Company’s and Kimco OP’s Annual Report on Form 10-K for the year ended December 31, 2022 and future filings by the Company and Kimco OP. Moreover, other risks and uncertainties of which we are not currently aware may also affect our forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made herein are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by us on our website or otherwise. We disclaim any intention or obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made. Accordingly, there is no assurance that our expectations will be realized. You are advised to refer to any further disclosures we make in other filings with the SEC.

500 North Broadway, Suite 201 | Jericho, NY 11753 | (833) 800-4343	kimcorealty.com

News Release

We caution readers that any such statements are based on currently available operational, financial and competitive information, and they should not place undue reliance on these forward-looking statements, which reflect management’s opinion only as of the date on which they were made. Except as required by law, we disclaim any intention or obligation to review or update these forward-looking statements to reflect events or circumstances as they occur.

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CONTACT:
David F. Bujnicki
Senior Vice President, Investor Relations and Strategy
Kimco Realty Corporation
(833) 800-4343
dbujnicki@kimcorealty.com

500 North Broadway, Suite 201 | Jericho, NY 11753 | (833) 800-4343	kimcorealty.com